                                                                    EXHIBIT 10.7


                                    Document
                                       of
           Conghua City Foreign Economic Relations & Trade Committee
             No. (1995) 018 under characters Cong Wai Jing Mao Yin

   ----------------------------------------------------------------------

          OFFICIAL REPLY REGARDING THE SECOND SUPPLEMENTARY AGREEMENT
                    OF THE CO-OPERATIVE VENTURE CONTRACT FOR
                      DRANSFIELD PAPER (GUANGZHOU) LIMITED


To: Dransfield Paper (Guangzhou) Limited

        The following is an official reply regarding the second supplementary agreement of the co-operative venture contract for Dransfield Paper (Guangzhou) Limited submitted by your company:

        1. The second supplementary agreement of the contract for Dransfield Paper (Guangzhou) Limited signed on 5th February, 1995 in Conghua City by both parties has been approved to become effective.

        2. The acquisition of an additional batch of imported equipment worth HK$13,000 has been approved. The funds so required shall be accommodated within the amount of investment specified in the original contract.

        3. Save for the above-mentioned provisions, all other provisions in the original contract shall remain unchanged.

        Please go through the relevant formalities with the departments concerned upon receipt of this document.



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


                                                            l3th February, 1995

                                         (Official chop of Conghua City Foreign
                                  Economic Relations & Trade Committee affixed)

     Report to:   Guangzhou City Foreign Economic Relations & Trade
                  Committee, Guangzhou Customs.

     CC: Conghua City Planning Committee, Administration of Finance, Administration of Taxation, Bank, Taiping Industrial Zone Management Committee.



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


             THE SECOND SUPPLEMENTARY AGREEMENT OF THE CONTRACT
                  FOR DRANSFIELD PAPER (GUANGZHOU) LIMITED


        1. In view of the production need, an additional batch of imported equipment worth HK$12,873.60 (see the Equipment List for details) shall be acquired. The funds so required shall be accommodated within the total amount of investment specified in the original contract.

        2. Save for the above-mentioned provision, all other provisions in the original contract shall remain unchanged.

        3. This supplementary agreement shall go into effect upon approval by the original approval authority.

        4. This supplementary agreement of the contract was signed on 5th February, 1995 in Conghua City by the representatives of both parties to the co-operative venture.

        Party A: Conghua Economic & Technology Development Zone Development Corporation (Official chop affixed)

        Representative:  (Signed) Deng Weiqiang

        Party B:         Holdsworth Investments Limited
                         (Official chop affixed)

        Representative:  (Signed) Ma Guoxiong



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

                    RESOLUTION OF THE BOARD OF DIRECTORS

        On the general meeting of Dransfield Paper (Guangzhou) Limited held on 5th February, l995, it was passed that on the premise of unchanged total amount of investment, an additional batch of imported equipment worth HK$l2,873.60 shall be acquired to form a complete set in the production workshop. Details are shown in the attached list.

        Signed by the members of the Board:

        Chairman: Ma Guoxiong

        Vice-chairman: Deng Weiqiang

        General Manager: Ma Guoxiong

        Director: Yao Yichang

        Director: Wu Guirong


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


                           Imported Equipment List

                                                        Monetary Unit: HK Dollar

------------------------------------------------------------------------------------------------------------------------------------
                                                  Price
                                         ------------------------   Date of    Quantity     Date of Arrival   Quantity
Description                 Quantity     Unit Price       Total     Approval   of Import      at Customs     of Clearance    Remarks
------------------------------------------------------------------------------------------------------------------------------------
1. Production Equipment

(1)Time clock               1 set         3,273.60       3,273.60

(2)Time clock holder        4               400.00       1,600.00

(3)3T forklift              1             5,000.00       5,000.00

(4)Battery Forklift         1             3,000.00       3,000.00

------------------------------------------------------------------------------------------------------------------------------------
Grand Total                                             12,873.60
------------------------------------------------------------------------------------------------------------------------------------




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                         No. 40 under characters (94) Sui Nei He Zuo Mian (Bei)
                                                                       12.12.94

                                  Document
                                     of
          Conghua City Foreign Economic Relations & Trade Committee
            No. (1994) 191 under characters Cong Wai Jing Mao Yin

   ----------------------------------------------------------------------

         OFFICIAL REPLY REGARDING THE FIRST SUPPLEMENTARY AGREEMENT
                  OF THE CO-OPERATIVE VENTURE CONTRACT FOR
                    DRANSFIELD PAPER (GUANGZHOU) LIMITED


To: Dransfield Paper (Guangzhou) Limited

        The following is an official reply regarding the first supplementary agreement of the co-operative venture contract for Dransfield Paper (Guangzhou) Limited submitted by your company:

        1. The first supplementary agreement of the contract signed on 10th November, 1994 by both parties has been approved to become effective.

        2. The acquisition of an additional batch of imported equipment worth HK$209,000 by the Company has been approved. The funds so required shall be accommodated within the original amount of investment.

        3. Save for the above-mentioned provisions, all other provisions in the original contract and articles of association shall remain unchanged.



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


        Please go through the relevant formalities with the departments concerned upon receipt of this document.

                                                            20th November, 1994

                                         (Official chop of Conghua City Foreign
                                  Economic Relations & Trade Committee affixed)

Report to:  Guangzhou City Foreign Economic Relations & Trade
            Committee, Guangzhou Customs.

CC:  Conghua City Planning Committee, Foreign Investment
     Management Bureau, Administration of Finance, Administration of Taxation, Taiping Industrial Zone Management Committee.


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


                      Sino-foreign Co-operative Venture
                    Dransfield Paper (Guangzhou) Limited
         Agreement for Acquisition of Additional Imported Equipment

        On the respective general meetings of China Guangzhou Conghua Taiping Economic Development Corporation (hereinafter referred to as Party A) and Holdsworth Investments Limited (hereinafter referred to as Party B) held on 3rd November, 1994, it was passed that on the premise of unchanged total amount of investment, additional imported equipment shall be acquired to form a complete set in the production workshop. Details are shown in the attached list.

        This agreement was signed by the authorized representatives of both parties on 10th November, 1994.

Party A:  Guangzhou Conghua Taiping Economic Development
          Corporation

Representative:  (Signed) Hou Gang

Party B:  Holdsworth Investments Limited

Representative:  (Signed) Ma Guoxiong



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
Schedule of Additional Items to be Imported by the Production Workshop of Dransfield Paper (Guangzhou) Limited


------------------------------------------------------------------------------------------------------------------------------------
Classes of Goods                     No. of           Quantity        Unit Price                Total Price                 Total
                                      Cases                                (HK$)                      (HK$)                 (HK$)
------------------------------------------------------------------------------------------------------------------------------------
1.  Beverage Supplier                    16                 16          2,000.00                  32,000.00             32,000.00

2.  Necessary Accessories                 9                                                                                   200
    - Paper Cup                                            400              0.10                      40.00
    - Glass Bottle                                          34              1.00                      34.00
    - Freshness Packing                                    352              0.15                      52.80
    - Aluminium Can                                        366              0.20                      73.20

3.  Air-conditioner for                 110                110          1,200.00                 132,000.00            132,000.00
    production workshop

4.  Office machinery /                    8                                                                              3,340.00
    equipment
    - transparency projector                                 2            300.00                     600.00
    - slide projector                                        2            300.00                     600.00
    - facsimile machine                                      1            540.00                     540.00
    - small closed-circuit                                   2            600.00                   1,200.00
      security monitor
    - disc player                                            1            400.00                     400.00

5.  Apparatuses for use in               35                                                                             12,500.00
    production workshop
    - loudspeaker for factory                               18            400.00                   7,200.00
    - walkie-talkie for factory                             12            400.00                   4,800.00
    - data-recorder for                                      5            100.00                     500.00
      workshop

6.  Broadcasting apparatuses             17                                                                              7,600.00
    for factory
    - loudspeaker for factory                                7            400.00                   2,800.00
      office
    - walkie-talkie for factory                             12            400.00                   4,800.00
      office

7.  Communication                        20                                                                              8,400.00
    Apparatuses
    - Broadcasting receiver for                             36             50.00                   1,800.00
      workshop
    - Recording & playing                                   66            100.00                   6,600.00
      machine for factory







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
------------------------------------------------------------------------------------------------------------------------------------
Classes of Goods                     No. of           Quantity        Unit Price                Total Price                 Total
                                      Cases                                (HK$)                      (HK$)                 (HK$)
------------------------------------------------------------------------------------------------------------------------------------

8.  Cooking utensils /                   25                                                                              5,200.00
    apparatuses
    - ventilator                                             9            100.00                     900.00
    - micro-wave oven                                        6            150.00                     900.00
    - vacuum bottle                                         68             50.00                   3,400.00

9.  Cleansing/Sanitary Tools             27                                                                              7,555.00
    - washing machine                                        5            600.00                   3,000.00
    - vacuum cleaner                                        11            200.00                   2,200.00
    - dehumidifier                                           1            195.00                     195.00
    - heater                                                 3            200.00                     600.00
    - hair dryer                                            78             20.00                   1,560.00

10. Cleansing items for                   6                                                                                205.00
    Production Staff
    - toilet paper                                         148              0.20                      29.60
    - hand-towel tissue                                    658              0.20                     131.60
    - soap                                                 142              0.15                      21.30
    - lotion                                               150              0.15                      22.50
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       209,000.00
------------------------------------------------------------------------------------------------------------------------------------



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